RBC FUNDS TRUST

Access Capital Community Investment Fund

Supplement dated March 23, 2010
to the Prospectus dated November 24, 2009 (as supplemented on February 16, 2010 and March 15, 2010)
and the Statement of Additional Information dated November 24, 2009 (as supplemented on February 16, 2010 and March 15, 2010)

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI.

Effective March 23, 2010, David F. Sand is no longer employed by RBC Global Asset Management (U.S.) Inc. and is not an officer or portfolio manager of the Access Capital Community Investment Fund (the “Fund”).  Accordingly, references to Mr. Sand in the “Portfolio Managers” section of the Prospectus and the “Management” section of the SAI are deleted.

John M. Huber, Brian Svendahl and Todd Brux continue to serve as the Fund’s co-portfolio managers.  Ronald A. Homer continues to serve as the President of the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RBC AC PRO/SAI – SUPP 3/23/2010